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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securitites Exchange Act of 1934

                                 Date of Report
                (Date of earliest event reported): June 24, 2002

                      SUN INTERNATIONAL NORTH AMERICA, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   1-4748                  59-0763055
(State or other jurisdiction    (Commission file            (IRS employer
     of incorporation)               number)            identification number


                           1415 E Sunrise Boulevard
                        Fort Lauderdale, Florida 33304
             (Address of principal executive offices and zip code)

                                (954) 713-2500
             (Registrant's telephone number, including area code)

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Item 4. Changes in Registrant's Certifying Accountant

          On June 24, 2002, Sun International North America, Inc. (the "Company") removed Arthur Andersen LLP ("Andersen") as the Company's independent public accountants and on June 24, 2002 retained Deloitte & Touche LLP ("D&T") as the Company's new independent public accountants for the fiscal year 2002. This change was made upon the recommendation of the audit committee of the Company's board of directors and with the approval of the Company's board of directors. The decision to change independent public accountants was based on the continuing uncertainty regarding Andersen's future and is not a reflection of Andersen's commitment or the quality of the services it provided to the Company.

          Andersen's reports on the Company's consolidated financial statements for the years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

          During the years ended December 31, 2001 and December 31, 2000 and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

          The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated June 25, 2002, stating its agreement with such statements.

          During the years ended December 31, 2001 and December 31, 2000 and through the date hereof, the Company did not consult D&T with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits

          (c) Exhibits

Exhibit No.    Description

   16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 25, 2002

   99.1        Press Release dated June 25, 2002


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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Sun International North America, Inc.


                                        By: /s/ John R. Allison
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                                            Name:  John R. Allison
                                            Title: Chief Financial Officer

Date: June 25, 2002


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                                 EXHIBIT INDEX

Exhibit No.    Description

   16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 25, 2002

   99.1        Press Release dated June 25, 2002